SUPPLEMENT DATED AUGUST 27, 2004 TO THE PROSPECTUS DATED JULY 12, 2004:

•	EQ ADVISORS TRUST

This Supplement updates certain information contained in the Prospectus dated July 12, 2004 of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Information Regarding the Distributors

The information below updates information regarding the Trust’s distributors as set forth in the section entitled “Fund Distribution Arrangements” in the Trust’s Prospectus:

Subject to approval by the Board of Trustees of the Trust, it is anticipated that effective September 8, 2004, MONY Securities Corporation (“MONY Securities”) will become an additional distributor for the Class IA and Class IB shares of the Trust. MONY Securities is an indirect affiliate of The Equitable Life Assurance Society of the United States (the Trust’s Investment Manager and Administrator). MONY Securities is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.